SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

Daleen Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27491	65-0944514

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Clint Moore Road, Suite 230, Boca Raton, Florida		33487

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (561) 999-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     The Company’s press release dated October 13, 2004 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits

99.1        Press Release dated October 13, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DALEEN TECHNOLOGIES, INC.

	By:	/s/ GORDON QUICK

Gordon Quick
President and Chief Executive Officer
Dated: October 13, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 13, 2004